EXHIBIT 21
                                                                      ----------


                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this amendment to Schedule 13D. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement.

Date:    February 19, 2004


TAMMS INVESTMENT COMPANY,
LIMITED PARTNERSHIP

By:  TAMMS MANAGEMENT
     CORPORATION, MANAGING
     GENERAL PARTNER

By:  /s/ Micky Arison
     ----------------------------------
     Micky Arison, President


TAMMS MANAGEMENT
CORPORATION

By:  /s/ Micky Arison
     ----------------------------------
     Micky Arison, President


TED ARISON CONTINUED
IRREVOCABLE TRUST FOR MICKY
ARISON, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


MICKY ARISON 1997 HOLDINGS
TRUST, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


MA 1997 HOLDINGS, L.P., MA 1997
HOLDINGS, INC., GENERAL PARTNER

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary


MA 1997 HOLDINGS, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary


MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


MA 1994 B SHARES, L.P., MA 1994
B SHARES, INC., GENERAL PARTNER

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary

MA 1994 B SHARES, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Secretary


/s/ Micky Arison
---------------------------------------
Micky Arison


SHARI ARISON IRREVOCABLE GUERNSEY TRUST

     By BALLUTA LIMITED, as Co-Trustee

        By: /s/ Philip Scales
            ---------------------------
            Philip Scales

     By JMD DELAWARE, INC., as Co-
        Trustee

        By: /s/ James M. Dubin
            ---------------------------
            James M. Dubin

     By JJO DELAWARE, INC., as Co-
        Trustee

        By: /s/ John J. O'Neil
            ---------------------------
                    John J. O'Neil


TED ARISON CONTINUED
IRREVOCABLE TRUST FOR SHARI
ARISON, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


TED ARISON 1994 IRREVOCABL
TRUST FOR SHARI NO. 1

     By CITITRUST (JERSEY) LIMITED, as
        Co-Trustee

        By: /s/ Breege Jude
            ---------------------------
            Breege Jude, Director

     By JMD DELAWARE, INC., as Co-
        Trustee

        By: /s/ James M. Dubin
            ---------------------------
            James M. Dubin

     By JJO DELAWARE, INC., as Co-
        Trustee

        By: /s/ John J. O'Neil
            ---------------------------
            John J. O'Neil


/s/ Shari Arison
---------------------------------------
Shari Arison


JMD DELAWARE, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


/s/ James M. Dubin
---------------------------------------
James M. Dubin

1992 IRREVOCABLE TRUST FOR LIN NO. 2

     By COUTTS (JERSEY) LIMITED, as Co-
        Trustee

        By: /s/ David Ballingall
            ---------------------------
            David Ballingall

        By: /s/ Mark Bouteloup
            ---------------------------
            Mark Bouteloup

     By JMD DELAWARE, INC., as Co-
        Trustee

        By: /s/ James M. Dubin
            ---------------------------
            James M. Dubin

     By JJO DELAWARE, INC., as Co-
        Trustee

        By: /s/ John J. O'Neil
            ---------------------------
            John J. O'Neil


THE TED ARISON FAMILY
FOUNDATION USA, INC.

By:  /s/ Arnaldo Perez
     ----------------------------------
     Arnaldo Perez


COUTTS (JERSEY) LIMITED

By:  /s/ David Ballingall
     ----------------------------------
     David Ballingall


By:  /s/ Mark Bouteloup
     ----------------------------------
     Mark Bouteloup


MBA I, L.P.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary


CITITRUST (JERSEY) LIMITED

By:  /s/ Breege Jude
     ----------------------------------
     Breege Jude, Director


JMD PROTECTOR, INC.

By:  /s/ James M. Dubin
     ----------------------------------
     James M. Dubin
     President, Director


BALLUTA LIMITED

By:  /s/ Philip Scales
     ----------------------------------
     Philip Scales


MARILYN B. ARISON 2003 TRUST

By:  /s/ James M. Dubin
     ----------------------------------
     James M. Dubin
     Trustee


TED ARISON CONTINUED
IRREVOCABLE TRUST FOR
MICHAEL ARISON, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


THE 1999 IRREVOCABLE DELAWARE
TRUST FOR MICHAEL ARISON,
JMD DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee

JJO DELAWARE, INC.

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee


/s/ John J. O'Neil
---------------------------------------
John J. O'Neil


MICKY ARISON 2003 GRAT, JMD DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     ----------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee